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                                                                   EXHIBIT 10.39

                           WAIVER OF DEFAULT AGREEMENT

                  This Waiver of Default Agreement dated as of March 28, 2003 is made by and between XET CORPORATION, a New Jersey corporation ("XET"), CXR TELCOM CORPORATION, a Delaware corporation ("CXR") (CXR and XET shall collectively be referred to herein as the "BORROWER"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation ("LENDER").

                                    RECITALS
                                    --------

                  Borrower and Lender have entered into that certain Credit and Security Agreement dated as of August 16, 2000 and amended by that certain First Amendment to Credit and Security Agreement dated September 29, 2000 and that certain Second Amendment to Credit and Security Agreement dated as of November 29, 2000 and that certain Third Amendment to Credit and Security Agreement dated September 20, 2001 and that certain Fourth Amendment to Credit and Security Agreement dated April 17, 2002 (the "CREDIT AGREEMENT"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  Borrower is currently in violation of the Minimum Net Income Covenant as set forth in Sections 6.14 of the Credit Agreement, which states that Borrower will maintain a YTD Net Income after corporate allocations of not less than Five Hundred Thousand Dollars ($500,000) for the fiscal year ending December 31, 2002. However, Borrower's actual YTD Net Income based on Borrower's internally prepared financial statement as of December 31, 2002 was noted as Four Hundred Six Thousand Seven Hundred Fifty-Eight Dollars ($406,758). Moreover, Borrower is also in violation of the Minimum Book Net Worth covenant as set forth in Sections 6.13 of the Credit Agreement, which states that Borrower will cause Microtel and its subsidiaries ("MICROTEL") to maintain a Book Net Worth, on a consolidated basis, of not less than Five Million Six Hundred Eighty Thousand Dollars ($5,860,000) for the fiscal year ending December 31, 2002. However, Microtel's actual consolidated Book Net Worth based on the Microtel's internally prepared financial statement as of December 31, 2002 was noted as Five Million Seven Hundred Thirty-Three Thousand Dollars ($5,733,000).

                  Borrower has requested a waiver of Default for violating
Section 6.13 and Section 6.14 of the Credit Agreement.

                  1. WAIVER OF DEFAULTS. Lender hereby waives enforcement of its rights against Borrower arising from Defaults or Events of Default resulting from Borrower's failure to maintain Book Net Worth and Minimum Net Income as set forth in Section 6.13 and 6.14 of the Credit Agreement prior to the date hereof. This waiver shall be effective only for the specific Default or Events of Default specified above, and in no event shall this waiver be deemed to be a waiver of enforcement of Lender's rights with respect to any other Default(s) or Event(s) of Default now existing or hereafter arising. Nothing contained in this agreement nor any communications between Borrower and Lender shall be a waiver of any rights or remedies Lender has or may have against Borrower, except as specifically provided herein. Lender hereby reserves and preserves all of its rights and remedies against Borrower under the Credit Agreement and the other Loan Documents.

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                  2. NO OTHER CHANGES. Except as explicitly amended by this
agreement, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.

                  3. WAIVER FEE. Borrower shall pay Lender on the date hereof a fully earned, non-refundable fee in the amount of Two Thousand Five Hundred Dollars ($2,500) in consideration of Lender's execution of this agreement.

                  4. CONDITIONS PRECEDENT. This agreement, and the waiver set forth in Paragraph 1, hereof, shall be effective when Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to Lender in its sole discretion: (a) Payment of the fee described in Paragraph 3, (b) Such other matters as Lender may require.

                  5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender as follows:

                           (a) Borrower has all requisite power and authority to
execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

                           (b) The execution, delivery and performance by
Borrower of this Amendment has been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate and provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the articles of incorporation or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

                           (c) All of the representations and warranties
contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent of such representations and warranties relate solely to an earlier date.

                  6. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

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                  7. NO OTHER WAIVER. Except as set forth in Paragraph 1 hereof, the execution of this Agreement shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

                  8. COSTS AND EXPENSES. Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fees required under Paragraph 5 hereof.

                  9. MISCELLANEOUS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.                   CXR TELCOM CORPORATION



By: /S/ VINCENT L. MADDEN                       By: /S/ RANDOLPH D. FOOTE
    ----------------------------------              ----------------------------
Name: VINCENT L. MADDEN                         Name: RANDOLPH D. FOOTE
      --------------------------------                --------------------------
Title: ASST. VICE PRESIDENT                     Title: VP & CFO
      --------------------------------                 -------------------------

                                                XET CORPORATION


                                                By: /S/ RANDOLPH D. FOOTE
                                                    ----------------------------
                                                Name: RANDOLPH D. FOOTE
                                                      --------------------------
                                                Title:  VP & CFO
                                                       -------------------------

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                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

         The undersigned, a guarantor of the indebtedness of XET Corporation ("XET") and CXR Telcom Corporation (XET and CXR collectively the "BORROWER") to Wells Fargo Business Credit, Inc. ("LENDER") pursuant to that certain Guarantee dated as of August 16, 2000 (the "GUARANTEE"), hereby (i) acknowledge receipt of the foregoing Agreement; (ii) consent to the terms and execution thereof; (iii) reaffirm their obligations to Lender pursuant to the terms of the Guarantee; and
(iv) acknowledge that Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extent additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guarantee for all of Borrower's present and future indebtedness to Lender.

                                            MICROTEL INTERNATIONAL, INC.


                                            By: /S/ RANDOLPH D. FOOTE
                                                -----------------------
                                            Name: RANDOLPH D. FOOTE
                                                  ------------------------------
                                            Title:  VP & CFO
                                                   -----------------------------



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